SECURED & COLLATERALIZED PROMISSORY NOTE
                $500,000 PLUS INTEREST DUE & PAYABLE
                        DOCUMENT C-06282011a

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR
HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR APPLICABLE EXEMPTION OR SAFE HARBOR PROVISION.

FOR VALUE RECEIVED, on the Effective Date, as defined below, JMJ
Financial (the "Borrower," or "Writer"), hereby promises to pay to the Lender ("Lender" or " Holder"), as defined below, the Principal Sum, as defined below, along with the Interest Rate, as defined below, according to the terms herein.

The "Holder" shall be:           Amerilithium Corp.

The "Principal Sum" shall be:    $500,000 (five hundred thousand US
                                 Dollars); Subject to the following:
                                 accrued, unpaid interest shall be
                                 added to the Principal Sum.

The "Consideration" shall be:    $500,000 (five hundred thousand US
                                 dollars) in the form of this $500,000
                                 Secured & Collateralized Promissory
                                 Note as memorialized and evidenced by
                                 the attached Exhibit A Collateral and
                                 Security Agreement.

The "Interest Rate" shall be:    8.65% one-time interest charge on the
                                 Principal Sum.   No interest or
                                 principal payments are required until
                                 the Maturity Date, but both principal
                                 and interest may be prepaid prior to
                                 maturity date.

The "Recourse" terms shall be:   This is a full recourse Note such
                                 that, for example, if the Writer
                                 defaults on the payment of this Note,
                                 forcing the Holder to foreclose on the
                                 security/collateral and there is a
                                 deficiency between (1) the outstanding
                                 principal and interest amount and (2)
                                 the foreclosure liquidation amount;
                                 then the Holder has the right to
                                 pursue additional claims against the
                                 Writer for that deficiency.

The "Collateral" or "Security"
shall be:                        <<<CONFIDENTIAL>>> as memorialized and
                                 evidenced by the attached Exhibit A
                                 Collateral and Security Agreement.

The "Maturity Date" is the date
upon which the Principal Sum of
this Note, as well as any unpaid
interest shall be due and
payable, and that date shall be: Three years from the Effective Date, as defined below on the signature
                                 page.

The "Prepayment Terms" shall be: Prepayment is permitted at any time by payment in the form of any of the
                                 following: (1) cash, or (2) other
                                 negotiated form of payment mutually
                                 agreed to in writing, or (3) by
                                 surrender of the Convertible
                                 Promissory Note Document B-06282011a,
                                 or (4) by surrender of the Collateral
                                 or Security with which this Promissory
                                 Note is secured.


                   ARTICLE 1 PAYMENT-RELATED PROVISIONS

         1.1 Loan Payment Schedule. While no principal or interest payments are required until the Maturity Date, unless otherwise adjusted by Writer with written notice to Holder, or unless otherwise prepaid as set forth above whereby prepayment is permitted at any time by payment of cash, or other mutually agreed and negotiated payment, or by surrender of the Convertible Promissory Note Document B-06282011a, or by surrender of the Collateral or Security related hereto; provided that all conversions are honored as set forth under Convertible Promissory Note Document B-06282011a and provided that Rule 144 is available to remove the restrictive legend from those shares obtained in those conversions and such that the shares effectively become immediately freely tradable, Writer will plan to make payments in total monthly amounts of $150,000 beginning 210 days from the execution of this agreement. Writer reserves the right to (1) make payments prior to 210 days from the execution of this agreement, and (2) to make payments in monthly amounts in excess of $150,000, and (3) to adjust this payment schedule and payment amounts with written notice to Holder. Please note: The $150,000 figure is based on recent liquidity, and is subject to change based on change in liquidity.

	1.2 Interest Rate. Interest payable on this Note will accrue interest at the Interest Rate and shall be applied to the Principal Sum.

         1.3 Application of Payment. Unless otherwise specified in writing by Writer, all payments made on this Note will be first applied to the Principal Sum.

ARTICLE 2 MISCELLANEOUS

	2.1. Notices. Any notice required or permitted hereunder must be in writing and be either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

	2.2. Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, means this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

	2.3. Assignability. This Note will be binding upon the Writer and its successors and permitted assigns, and will inure to the benefit of the Holder and its successors and permitted assigns, and may be assigned by the Holder only with written consent by Writer.

	2.4. Governing Law. This Agreement will be governed by, and construed and enforced in accordance, with the laws of the State of Florida, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

	2.5. Maximum Payments. Nothing contained herein may be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum will be credited against amounts owed by the Borrower to the Holder and thus refunded to the Writer.

         2.6. Attorney Fees. In the event any attorney is employed by either party to this Note with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

         2.7. No Public Announcement. Except as required by securities law, no public announcement may be made regarding this Note, payments, or conversions without written permission by both Writer and Holder.

         2.8. Transfer, Pledge, Sale, Collateral, Offer. Holder may not transfer, pledge, sell, use as collateral, offer, or hypothecate this Note to any third party without written approval from Writer.

         2.9. Effective Date. This Note will become effective only upon occurrence of the two following events: Execution by both parties, delivery of Document B-06282011a by the Writer.

HOLDER:

/s/Matthew Worrall
----------------------------
Matthew Worrall
President & CEO
Amerilithium Corp.

WRITER:
/s/Justin Keener                 EFFECTIVE DATE AS EXECUTED BY WRITER
---------------------------
JMJ Financial / Its Principal    ----------------------------------
                                 NOTARY FOR SIGNATURE BY WRITER:

                              EXHIBIT A
                    COLLATERAL & SECURITY AGREEMENT

     1. Security Interest. Writer hereby grants to Holder a security interest in the following described property ("Security" or "Collateral" or "Security Interest"):

                         <<<CONFIDENTIAL>>>

This Collateral and security interest will secure the payment and performance of the Writer's Secured & Collateralized Promissory Note Document C-06282011a in the amount of $500,000 (five hundred thousand US Dollars).

     2. Warranties and Covenants of Writer. Writer makes the following warranties and covenants to Holder:

(A) Writer is the sole owner of the Collateral free from any lien, security interest, or encumbrance, and Writer will defend the Collateral against all claims and demands of all parties at any time claiming interest therein.

(B) This Collateral has not been pledged, assigned, or hypothecated for any other purpose, and no financing statement is on file in any local, state, or federal institution, bureau, government, or public office.

(C) While the principal and interest balance of the Secured & Collateralized Promissory Note Document C-06282011a remains outstanding, Writer will not transfer, sell, offer to sell, assign, pledge, liquidate, spend, or otherwise transfer to any party an amount of the Collateral equal to or greater than the outstanding balance of the Secured & Collateralized Promissory Note Document C-06282011a.

(D) Writer will pay promptly when due all taxes, expenses, and assessments upon the Collateral.

     3. Perfection. Holder has the right, upon its election, to perfect the Collateral and security and this Collateral and Security Agreement by filing a financing statement or like instrument with its proper local, state, or federal institution, bureau, government, or public office. Holder is encouraged to perfect this instrument, and Writer will reasonably assist in Holder's doing so.

     4. Remedies Upon Default. In the event of Writer's default on the Secured & Collateralized Promissory Note Document C-06282011a, Holder may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party, including without limitation the right to take immediate and exclusive possession of the Collateral or any part thereof, or to obtain a court order to do so; and the Writer must surrender the security and Collateral to the Holder within 5 (five) business days of receiving written notice that Holder is taking possession of the Collateral as remedy of default.

     5. Normal Course of Business. Provided that no default has occurred on the Secured & Collateralized Promissory Note Document C-06282011a, Writer will use and possess the Collateral in the normal course of business. Further, Writer may liquidate, transfer, or exchange the Collateral into another viable investment vehicle with equal or greater value, including but not limited to bonds, money market funds, mutual funds, other stocks, or private placement convertible promissory notes or other investment vehicles. However, any liquidation, transfer, or exchange into another viable investment vehicle will not affect Holder's security, rights, or claims to the underlying Collateral. At any time upon Holder's request, Writer will promptly provide update on the investment vehicle placement of this Collateral.

     6. Termination of Security. At the time of prepayment or payoff of the Secured & Collateralized Promissory Note Document C-06282011a to Holder by Writer, Holder's security interest in this Collateral shall automatically terminate. In the event that the Collateral and security interest were perfected by Holder as set forth in Section 3, upon termination of security as set forth in this section 6, the Holder will withdraw any and all perfection instruments on the collateral and security within 5 (five) business days.

     7. Governing Law. This Agreement will be governed by, and construed and enforced in accordance, with the laws of the State of Florida, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

     8. No Public Announcement. No public announcement may be made regarding this Collateral & Security Agreement without written permission by both Writer and Holder. In the event that any securities law requires this document to be filed publicly, all information regarding description of the Collateral that is considered personal financial information shall be struck out with <<<CONFIDENTIAL>>> and listed as follows:

     -  $500,000 worth of <<<CONFIDENTIAL>>> money market fund
     (or similar equivalent), or

     -  $500,000 worth of any other assets

     9. Effective Date. This agreement will become effective as set forth in Section 2.9 of Secured & Collateralized Promissory Note
Document C-06282011a.

HOLDER:

     /s/Matthew Worrall
     ----------------------------
    Matthew Worrall
     President & CEO
     Amerilithium Corp.

WRITER:

By:  /s/Justin Keener
     -----------------------------
     Justin Keener
     JMJ Financial / Its Principal

EFFECTIVE DATE AS EXECUTED BY WRITER: ________________________

NOTARY FOR SIGNATURE BY WRITER: